SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                            PHOTO CONTROL CORPORATON
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                            PHOTO CONTROL CORPORATION

                                  APRIL 1, 1998

TO THE SHAREHOLDERS OF PHOTO CONTROL CORPORATION:

         You are cordially invited to attend our Annual Meeting of Shareholders to be held on Thursday, May 7, 1998, at 3:30 p.m., Daylight Savings Time, Marquette Bank, 8200 Golden Valley Road (at Highway 55 & Winnetka Avenue), Golden Valley, Minnesota.

         The formal Notice of meeting, Proxy Statement and Proxy are enclosed.

         Regardless of whether you plan to attend the Meeting, I shall appreciate your completing and signing the accompanying Proxy and returning it in the enclosed envelope.

                                Very truly yours,

                                Leslie A. Willig
                                Chairman of the Board of Directors

                            PHOTO CONTROL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 7, 1998


TO THE SHAREHOLDERS OF PHOTO CONTROL CORPORATION:

         The Annual Meeting of Shareholders of Photo Control Corporation, a Minnesota Corporation (the "Company"), will be held at 3:30 p.m., Thursday, May 7, 1998, at Marquette Bank, 8200 Golden Valley Road, Golden Valley, Minnesota.

         The items of business are:

         1. To consider and act upon a proposal to set the number of members of the Board of Directors at six.

         2. To elect two directors to hold office for a term of three years, ending in 2001 or until a successor is elected.

         3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Only Shareholders of record as shown on the books of the Company at the close of business on March 9, 1998, will be entitled to vote at the Meeting or any adjournment thereof.

         This Notice, the Proxy Statement, and the enclosed Proxy are sent to you by order of the Board of Directors.

                                               Mark J. Simonett
                                               Secretary

Date:  April 1, 1998
Minneapolis, Minnesota

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                            PHOTO CONTROL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 7, 1998

                                 PROXY STATEMENT


         The accompanying proxy is solicited by the Board of Directors of Photo Control Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on May 7, 1998, and at all adjournments thereof, for the purposes set forth in the Notice of Meeting.

         The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting materials, as well as the cost of forwarding such materials to the beneficial owners of Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by telephone. The Company expects that this Proxy Statement and the accompanying form of proxy will be mailed to Shareholders on or about April 1, 1998.

         Any Shareholder giving a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary of the Company or by submitting to the Secretary another proxy bearing a later date. Proxies will be voted as specified by Shareholders. Proxies which are signed but which lack such specification will be voted in favor of each proposal.

         The mailing address of the principal executive office of the Company is 4800 Quebec Avenue North, Minneapolis, Minnesota 55428.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 9, 1998, as the record date for the determination of the Shareholders entitled to vote at the Annual Meeting. Persons who were not Shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 9, 1998, there were 1,604,163 outstanding shares of Common Stock, par value $.08 per share, which is the only outstanding class of voting stock of the Company.

         A quorum must be present in order to transact business at the Annual Meeting. A quorum is present if the holders of a majority of all shares outstanding and entitled to vote are represented either in person or by proxy. Each share of Common Stock is entitled to one vote. The proposal to set the number of directors at six requires the affirmative vote of the holders of a majority of the total voting power present in person or by proxy and entitled to vote. Abstentions from voting on setting the number of directors at six will have the effect of votes against, while broker non-votes are treated as shares not voted.

         The election of each director shall be decided by plurality vote. As a result, any shares not voted for a director (whether by withholding authority, broker non-vote or otherwise) will not affect the outcome. Holders of the Common Stock are not entitled to cumulate their votes for the election of directors.

                              ELECTION OF DIRECTORS

                           (PROPOSALS NUMBER 1 AND 2)


         The Bylaws of the Company provide that at each annual meeting the shareholders shall determine the number of directors for the ensuing year. Such number shall not be less than three and not more than six. The Bylaws of the Company also provide for three classes of directors with terms staggered so as to require the election of only one class of directors each year. The terms of two directors belonging to Class I ends with the 1998 Annual Meeting. The Board of Directors therefore recommends that the number of directors of the Company be set at six and that two directors be elected at the 1998 Annual Meeting.

         The Board of Directors nominates Leslie A. Willig and George A. Kiproff or reelection as directors of the Company. If elected, Messrs. Willig and Kiproff will serve for a three-year term as the Class I directors of the Board of Directors and until their successors are elected and qualified.

         Both Mr. Willig and Mr. Kiproff are members of the present Board of Directors and were elected at the 1995 Annual Meeting of Shareholders. If prior to the 1998 Annual Meeting of Shareholders it should become known to the Board of Directors that either Mr. Willig or Mr. Kiproff will be unable to serve after the Annual Meeting as a director by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominees as is selected by the Board of Directors. Alternately, the proxies may, at the discretion of the Board of Directors, not be voted as a result of death, incapacity, or other unexpected occurrence. However, in no event will the proxies be voted for more than two nominees. The Board of Directors has no reason to believe that either Mr. Willig or Mr. Kiproff will be unable to serve.

         Following is information about the nominees and all other directors of the Company.


NAME OF                                                 PRINCIPAL OCCUPATION(S)
NOMINEE OR                    CURRENT POSITION(S)       AND EMPLOYMENT DURING                          DIRECTOR
DIRECTOR          AGE         WITH THE COMPANY          PAST FIVE YEARS                                SINCE

---------------------------------------------------------------------------------------------------------------

NOMINEES FOR 3 YEAR TERM

---------------------------------------------------------------------------------------------------------------
Leslie A.         72          Chairman of the           Mr. Willig, who received a Ph.D. in            June,
Willig                        Board                     Industrial Management from the School          1974
(Class I)                                               of Business of the University of Iowa
                                                        in 1956, has been a member and
                                                        Chairman of the Board of Directors of
                                                        the Company since June, 1974, was its
                                                        Chief Executive Officer from August,
                                                        1974 to August, 1997, and was its
                                                        President from May, 1975 to April,
                                                        1997. For more than five years, Mr.
                                                        Willig also has acted as a
                                                        self-employed business and real estate
                                                        broker in Indiana.


George A.         72          Director                  Mr. Kiproff is a retired President of          July,
Kiproff                                                 DEK Identification Systems, a firm             1967
(Class I)                                               producing identification cards and
                                                        drivers licenses which is
                                                        headquartered in Fort Wayne, Indiana.
                                                        He also acted as public accountant in
                                                        Fort Wayne.



NAME OF                                                 PRINCIPAL OCCUPATION(S)
NOMINEE OR                    CURRENT POSITION(S)       AND EMPLOYMENT DURING                          DIRECTOR
DIRECTOR          AGE         WITH THE COMPANY          PAST FIVE YEARS                                SINCE

---------------------------------------------------------------------------------------------------------------

INCUMBENT DIRECTOR WHOSE TERM EXPIRES IN 1999

---------------------------------------------------------------------------------------------------------------

Thomas J.         76          Director                  Mr. Cassady is a retired President and         February,
Cassady                                                 Vice Chairman of Merrill Lynch,                1978
(Class II)                                              Pierce, Fenner & Smith, Inc. He also
                                                        served that Company as a member of its
                                                        Executive Committee. He is also a
                                                        director of BCT International, Inc.

Joe M.            79          Director                  Mr. Kilgore has practiced law as a             March,
Kilgore                                                 partner in the firm of McGinnis,               1995
(Class II)                                              Lochridge and Kilgore, Austin, Texas
                                                        for more than five years. He served in
                                                        the U.S. House of Representatives for
                                                        five terms and holds the rank of Major
                                                        General in the Air Force Reserve
                                                        (Retired). He is a member of the Board
                                                        of Directors of Texas Regional
                                                        Bancshares, Inc and the Texas State
                                                        Bank. He is a member of the Board of
                                                        Trustees of the Scott and White
                                                        Memorial Hospital and Scott, Sherwood
                                                        and Brindley Foundation. He is also a
                                                        director of Reno Air, Inc.



NAME OF                                                 PRINCIPAL OCCUPATION(S)
NOMINEE OR                    CURRENT POSITION(S)       AND EMPLOYMENT DURING                          DIRECTOR
DIRECTOR          AGE         WITH THE COMPANY          PAST FIVE YEARS                                SINCE

---------------------------------------------------------------------------------------------------------------

INCUMBENT DIRECTORS WHOSE TERMS EXPIRE IN 2000

---------------------------------------------------------------------------------------------------------------

James R.          72          Director                  Mr. Loomis retired in February, 1992           May,
Loomis                                                  as Chairman and Chief Executive                1986
(Class III)                                             Officer of Magnavox Electronic Systems
                                                        Co., a position he held since May,
                                                        1990. Magnavox Electronic Systems Co.
                                                        has its headquarters in Fort Wayne,
                                                        Indiana and is a manufacturer of
                                                        electronic equipment. From 1980 to
                                                        1990, Mr. Loomis had been President
                                                        and Chief Operating Officer of that
                                                        company.

John R.           57          Director, CEO             Mr. Helmen has been President of the
Helmen                        and President             Company since April 1997. In August,           August,
(Class III)                                             1997, the Board of Directors appointed         1997
                                                        him as CEO and a director of the
                                                        Company. Mr. Helmen was employed by
                                                        Supra Color Labs, Inc. as Vice
                                                        President, Director of Sales and
                                                        Marketing from 1977 through 1979,
                                                        President from 1979 through 1993, and
                                                        General Manager after the sale of
                                                        Supra Color to Burrel Professional
                                                        Labs in 1993.


                                 BOARD MEETINGS

         The Company's Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no separate Nominating Committee but acts as a whole in that capacity. The Compensation Committee reviews and recommends compensation for officers and directors of the Company, and the Audit Committee assists the Board in satisfying its responsibilities relating to the accounting, auditing and reporting practices of the Company.

         Each committee consists of the four independent members - James R. Loomis, Joe M. Kilgore, George A. Kiproff, and Thomas J. Cassady. The Compensation Committee and the Audit Committee met once during fiscal year 1997. All members of each committee attended all of the committee meetings during the year.

         The Company's Board of Directors held four meetings during fiscal year 1997. All the directors attended all the meetings of the Board during the year.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

The following table sets forth the cash and noncash compensation for each of the last three years awarded to or earned by the CEO and the other most highly compensated executive officers of the Company and/or Norman Enterprises, Inc.
(NEI) and/or Nord Photo Engineering, Inc. (NPE). NEI and NPE are wholly-owned subsidiaries of the Company.

                                       ANNUAL COMPENSATION               LONG-TERM             ALL
                               -------------------------------------    COMPENSATION          OTHER
NAME & PRINCIPAL POSITION      YEAR       SALARY($)      BONUS($)(1)     OPTIONS(#)     COMPENSATION($)(3)
-------------------------      ----       ---------      -----------     ----------     ------------------
JOHN R. HELMEN(4)               1997       85,886                 0        25,000                0
President and Chief
Executive Officer

LESLIE A. WILLIG(4)             1997       87,481                 0             0            22,672
Chairman, President and         1996      155,000                 0        10,000               844
Chief Executive Officer         1995      148,000          35,000(2)            0                 0

WILLIAM L. NORMAN               1997      120,500                 0             0             7,168
President of Norman             1996      120,500                 0        10,000             6,769
Enterprises, Inc.               1995      120,500          21,000(2)            0             5,565



(1) Cash bonuses have been included as compensation for the year earned even though such bonuses were actually calculated and paid in different years. The aggregate amount allocated for bonuses for a particular year is established by the Board of Directors and normally is equal to a percentage of the Company's consolidated corporate pretax profits for the year. Generally, an officer will not be entitled to a cash bonus unless the pretax profit of the Company or of the subsidiary or division for which the officer is responsible exceeds an amount which is approved by the Board of Directors and the individual meets the performance criteria determined by the President of the Company. (No bonuses under this plan were earned in 1997.)

(2) All optionees, upon exercise of their non-qualified stock option, receive a cash bonus of 5% of the exercise price if exercised in the third year of the option; 10% if exercised in the fourth year and 40% if exercised in the fifth year. Each of the officers received a 40% cash bonus during 1995 upon exercise of these stock options.

(3) All other compensation includes the compensation accrued for the Executive Salary Continuation Plan during 1997 (Mr. Willig - $22,672, Mr. Norman - $7,168 and Mr. Jackels - $1,941).

(4) Mr. Helmen became President of the Company in April, 1997, and CEO in August, 1997.

OPTION GRANTS IN 1997

The following tables summarize option grants and exercises during 1997 to the officer named in the Summary Compensation Table.


                                             INDIVIDUAL GRANTS
                           ---------------------------------------------------
                                 % OF TOTAL
                 OPTIONS       OPTIONS GRANTED      EXERCISE
                 GRANTED       TO EMPLOYEES IN    OR BASE PRICE     EXPIRATION
NAME             (#)(1)          FISCAL YEAR        ($/SHARE)        DATE(2)
----             -------       ---------------    -------------     ----------

J.R. HELMEN      25,000             100%              3.50        April 25, 2002


(1) In 1983, the Board of Directors adopted the Company's 1983 Stock Option Plan. Pursuant to the Plan, the Board determines which directors, officers or employees of the Company or its subsidiaries will receive stock options, the number of shares to be covered by each option, the option exercise price, and the other terms and conditions of the option. Unless otherwise determined by the Board of Directors, an option under the plan is to be granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, will have a term not exceeding five years, will be exercisable in installments rather than being immediately exercisable in full, and may provide for the payment of a cash bonus to the optionee (to help cover federal income tax withholding requirements) at the time the option is exercised. The cash bonuses are 5% of the exercise price if exercised in the third year of the option, 10% if exercised in the fourth year and 40% if exercised in the fifth year.

(2) Stock options expire on the fifth anniversary of the grant date. The optionee may not purchase any of the option shares until after the second anniversary of the grant date. During each of the three years following the second anniversary of the grant, the optionee's rights to purchase are vested thirty-three and one-third percent (33 1/3%) of the total number of shares of Common Stock granted.

AGGREGATED OPTION EXERCISES IN 1997 AND DECEMBER 31, 1997 OPTION VALUE

There were no options exercised by officers in 1997 and no unexercised options were in-the-money at December 31, 1997.

                               NUMBER OF UNEXERCISED OPTIONS
                                     DECEMBER 31, 1997
                                     -----------------

NAME                          EXERCISABLE        UNEXERCISABLE
----                          -----------        -------------

J.R. HELMEN                          0              25,000
L. A. WILLIG                    15,000              10,000
W. L. NORMAN                     6,667              13,333
C. R. JACKELS                    5,000               5,000
P. J. GILLIGAN                  10,000               5,000

COMPENSATION OF DIRECTORS

         Each director who is not an employee of the Company or subsidiaries ("outside director") receives an annual retainer of $12,000. Also, a fee of $500 is paid to each outside director for each board or committee meeting attended. Those directors who are employees are not specifically compensated for their duties as directors. The total amount paid to all directors for services as directors during fiscal year 1997 was $65,000. Also, under the Company's stock option plan, each participant is eligible to receive a cash bonus upon certain option exercises. (See Option Grants in 1997 for details of plan).


EXECUTIVE SALARY CONTINUATION PLAN

         In 1985, the Board of Directors adopted an Executive Salary Continuation Plan to provide salary continuation benefits to selected executives of the Company. Pursuant to the Plan the Board of Directors determines which key executive employees may participate in the Plan. Each participant who continues in employment with the Company or one of its subsidiaries until age 65, or dies while employed by the Company, shall be entitled to receive salary continuation benefits payable monthly for not less than 15 years. In the event of the death of a participant, payments will be made to the participant's beneficiary. If a participant dies before reaching age 67, salary continuation benefits will be paid to the beneficiary of the participant for 15 years or until the participant would have reached the age 67, whichever is longer. The amount of the salary continuation benefits to be paid each year is 20% of the projected annual salary of the participant at age 67. The projected annual salary is equal to the salary the participant would receive at age 67 if his salary on August 9, 1985, (the date of adoption of the Plan) was increased by 5% each year until the participant reached age 67. The Company maintains a life insurance policy for the individuals covered under the Plan, the proceeds of which are intended to reimburse the Company for payment of salary continuation benefits. For the participating individuals the estimated annual payment, assuming retirement at age 67, is as follows: L.A. Willig, $45,345, W.L. Norman, $36,150, and C.R. Jackels, $48,534.

                             PRINCIPAL SHAREHOLDERS

         The only persons known to the Company to be beneficial owners of more than five percent of the Company's Common Stock, $.08 par value, as of March 9, 1998, are set forth in the table below. Unless otherwise indicated the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.


Name and Address                     Amount Beneficially           Percent of
of Beneficial Owner                  Owned                         Class(1)
--------------------------------------------------------------------------------

Richard P. Kiphart                        138,593                     8.64%
222 West Adams Street
Chicago, Illinois

Leslie A. Willig                         205,256(2)                  12.68%
135 LN 780 Snow Lake
Fremont, Indiana


(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 9, 1998, or within 60 days of such date, are treated as also outstanding when determining the percent owned by such person and when determining the percent owned by a group of which such a person is a member.

(2) Includes 15,000 shares not outstanding but obtainable upon exercise of presently exercisable options. Mr. Willig has sole power to vote and direct the disposition of the 190,256 shares which are beneficially owned by him and presently outstanding.

                     SHAREHOLDINGS OF OFFICERS AND DIRECTORS

         The beneficial ownership of the Company's Common Stock, $.08 par value, by directors and nominees for directors and by all of the Company's present executive officers and directors as a group, as of March 9, 1998, is set forth in the table below. Unless otherwise indicated the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.


Name of Individual or            Number of Shares                 Percent of
Identity of Group                Beneficially Owned(1)            Class
--------------------------------------------------------------------------------
John R. Helmen                         16,900                        1.05%
Leslie A. Willig                      205,256                       12.68%
George A. Kiproff                      18,375                        1.14%
Thomas J. Cassady                      51,312                        3.19%
James R. Loomis                        22,562                        1.40%
Joe M. Kilgore                         63,870                        3.97%
All Executive Officers and
Directors as a Group
(9 persons)                           474,247                       28.47%


(1) Includes the following shares which may be acquired within 60 days through exercise of options: Mr. Willig - 15,000; Mr. Kiproff - 6,000; Mr. Cassady
      - 6,000; Mr. Loomis - 6,000; Mr. Kilgore - 3,333; and all executive officers - 26,667.

                              INDEPENDENT AUDITORS

         The Company has selected Virchow, Krause & Company, LLP certified public accountants, as the independent auditors for the Company and its subsidiaries for the year ending December 31, 1997. The firm has acted as auditors for the Company and its subsidiaries since October 1, 1974.

         The Board of Directors expects that a representative of Virchow, Krause & Company, LLP will be present at the Company's 1998 Annual Meeting of Shareholders. Such representative will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.


                             SHAREHOLDERS PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1999 Annual Meeting must be received by the Company by December 1, 1998 to be includable in the Company's Proxy Statement and related proxy for the 1999 Annual Meeting.


                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the Meeting. If any other matter properly comes before the Meeting, the appointees named in the proxies will vote in accordance with their best judgement.


                                  ANNUAL REPORT

         A copy of the Company's Report to Shareholders for the year ended December 31, 1997, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of such Report is incorporated herein and no part thereof is to be considered proxy soliciting materials.

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, TO EACH PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF MARCH 10, 1998, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. THE FORM 10-K INCLUDES A LIST OF EXHIBITS NOT CONTAINED THEREIN. SUCH EXHIBITS WILL BE FURNISHED UPON WRITTEN REQUEST AT A CHARGE OF $.50 PER PAGE PLUS THE COMPANY'S MAILING EXPENSES. ALL SUCH REQUESTS SHOULD BE SENT TO VICE PRESIDENT-TREASURER, PHOTO CONTROL CORPORATION, 4800 QUEBEC AVENUE NORTH, MINNEAPOLIS, MINNESOTA 55428.

                                             BY ORDER OF THE
                                             BOARD OF DIRECTORS,

                                             Leslie A. Willig
                                             Chairman

Date: April 1, 1998
Minneapolis, Minnesota

                           PHOTO CONTROL CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 7, 1998


The undersigned hereby appoints Leslie A. Willig and George A. Kiproff, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Photo Control Corporation registered in the name of the undersigned on March 9, 1998 with the powers the undersigned would possess if personally present at the 1998 Annual Meeting of Shareholders of Photo Control Corporation to be held at Marquette Bank, 8200 Golden Valley Road, Golden Valley, Minnesota at 3:30 p.m., Central Time on May 7, 1998, and at any adjournment thereof, hereby revoking any proxy or proxies previously given. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                           (CONTINUED ON OTHER SIDE)

1) Proposal to set the NUMBER OF DIRECTORS AT SIX
                                                  ( )FOR  ( )AGAINST  ( )ABSTAIN

2) ELECTION OF DIRECTOR: Nominee: Leslie A. Willig     ( ) FOR the Nominee
                                                       ( ) WITHHOLD AUTHORITY
                                                           to vote for nominee.

                                  George A. Kiproff    ( ) FOR the Nominee
                                                       ( ) WITHHOLD AUTHORITY
                                                           to vote for nominee.

3) In their discretion, the appointed Proxies are authorized to vote upon such OTHER BUSINESS as may properly come before the Meeting or any adjournment.


                                        THIS PROXY WHEN PROPERLY EXECUTED WILL
                                        BE VOTED AS DIRECTED, OR IF NO DIRECTION
                                        IS GIVEN, WILL BE VOTED FOR EACH
                                        PROPOSAL.
                                        Date                              , 1998
                                            ------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        PLEASE DATE AND SIGN ABOVE exactly as
                                        name appears at the left, indicating
                                        where appropriate, official position or
                                        representative capacity. If stock is
                                        held in joint tenancy each joint owner
                                        should sign.